--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                                 Annual Report
                              European Stock Fund
--------------------------------------------------------------------------------
                                October 31, 1997
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

European Stock Fund

     * Europe's markets turned in excellent gains for the 6- and 12-month periods.

     * Among the major markets, the U.K. and the Netherlands performed best for the six months, but several smaller markets (including Italy and Scandinavia) posted significant gains.

     * The fund returned 10.41% for the six months ended October 31, 1997, and 20.30% for the year, lagging the MSCI Europe Index but in line with the Lipper European Funds Average.

     * Europe should continue to do well as long as its economies stay on track for monetary union and corporations focus on profitability.

Fellow Shareholders

     Europe's markets turned in excellent gains for the year ended October 31, 1997, with the United Kingdom, Italy, and the countries of Scandinavia leading the charge. Improving corporate profitability and strong economic discipline in advance of the European Monetary Union (EMU) made Europe among the world's best-performing regions.

================================================================================
Performance Comparison
================================================================================
Periods Ended 10/31/97           6 Months    12 Months
--------------------------------------------------------------------------------
European Stock Fund                10.41%      20.30%
MSCI Europe Index                  12.89       26.40
Lipper European Funds Average       9.94       20.38
================================================================================

     Your fund achieved a strong 20.3% return for the year - its second consecutive year with returns above 20%. Europe's best gains came in the first half of the period, with several major markets notching six-month returns above 25%. However, U.S. investors saw essentially equivalent gains in the first and second halves of the year, as the dollar strengthened considerably in the first half then fell slightly as the year progressed.

     Our 6- and 12-month showings lagged those of the MSCI Europe benchmark but nearly matched those of our Lipper peer group average. The majority of the shortfall against the index can be explained by differences in holdings rather than country exposure. The steady earners at the core of the fund continued to advance, but in some markets were overtaken by companies with plans to sharply improve the returns on their businesses. This theme has been gathering momentum throughout Europe, and is now well advanced in the U.K. Although we are attracted to firms with realistic odds of achieving these higher goals, in some cases we expect reality to fall short of ambition. Therefore, we bypassed some firms that performed well in the short term.

     The trend toward improving profitability, which prompted an increasing number of companies to restructure their businesses, was a powerful force behind the stock market returns of the last 12 months, but not the only one. A steady economic background, helped by the move toward European Monetary Union scheduled for 1999, was also a crucial support to higher valuations and continued strong performance.

Market and Portfolio Review

     The U.K. advance continued apace, particularly compared with other major European bourses. The Bank of England gained new independence after the Labour party victory in the May general election and has since engineered three successive interest rate increases through October's end. That helped to make the pound the strongest European currency and the only one to outperform the dollar over the year. The Labour government's commitment to joining the EMU helped keep the bond market stable in the face of robust economic growth and falling unemployment. Overall, this economic cycle has been managed much more credibly than in the past, lowering the risk of a severe slowdown.

     [Pie chart with following segments: United Kingdom 26%, Netherlands 17%, Frnace 13%, Switzerland 9%, Germany 8%, Sweden 5%, Italy 5%, Other and Reserves 17%

     The U.K. remains the fund's largest country weighting at 26% of assets. Although its equity markets did well in general, the largest gains were concentrated in a small number of large companies. We were therefore able to take profits in two of our better-performing large holdings: the pharmaceutical company SmithKline Beecham and the bank Abbey National. Toward the end of the period, a currency crisis in Asia tripped up major multinational firms across the globe, opening the door for some of our smaller company holdings to outperform. Notable gainers were training group CRT Group and plant hire company Ashtead.

     At 17% of assets, the fund's second largest exposure was still the Netherlands. Gains in this market were driven by companies that announced restructuring efforts, giving investors hope of more efficient, competitive, and profitable investments. But in some cases we were skeptical these efforts would be successful. Toward the end of the fund's fiscal year, we made significant gains from a merger agreement between Reed Elsevier and Wolters Kluwer. Throughout the period, we generally cut back in the media sectors as they lagged the broader market.

     Germany remains one of the fund's largest country underweightings against the European index. Traditionally it has been difficult to find companies with the consistent returns we prefer. Neither has growth been a top priority for German authorities, who have started to raise interest rates as a step toward harmonizing interest rates across Europe ahead of EMU. However, some planned improvements at the corporate level have encouraged us to modestly build our holdings in the market, from 7% six months ago to 8%. We added to positions in recently privatized Deutsche Telekom and Deutsche Bank, companies with the scope and desire to improve profitability and shareholder value. The fund's stake in fast-growing computer systems designer SAP was also increased.

================================================================================
Market Performance

    Six Months            Local        Local Currency             U.S.
    Ended 10/31/97     Currency vs.     U.S. Dollars            Dollars
--------------------------------------------------------------------------------
    Belgium                2.98%            0.60%                 3.60%
    Finland               22.80             0.70                 23.67
    France                 2.98             1.40                  4.42
    Germany                7.32             0.61                  7.98
    Italy                 18.75             1.29                 20.28
    Netherlands           16.27             0.38                 16.71
    Norway                15.52             1.72                 17.51
    Spain                 10.28             0.49                 10.82
    Sweden                11.74             4.83                 17.13
    Switzerland           11.32             5.52                 17.47
    United Kingdom        10.44             3.35                 14.14

    Source: FAME Information Services, Inc., based on MSCI indices.
================================================================================

     In France the authorities continued to control the budget deficit by increasing indirect taxation. The effect of this was to make the nation's economic recovery even more anemic than in other European countries, and, with unemployment at very high levels, there were signs of unrest. However, the government has shown strong commitment to remain on course to join EMU.

     Despite the economic difficulties, we still found appealing investments in France, although, at 13% of assets, our weighting at October 31 was slightly lower than six months ago. We trimmed a number of holdings: LVMH, for example, appeared too exposed to an expected slowdown in Asian growth for our comfort.

     One of the strongest markets during the six months was Italy, also an outperformer over 12 months. Our confidence in the nation's commitment to joining the monetary union was increased when the government agreed to a number of difficult but necessary spending cuts. The government also eased a huge fiscal burden by encouraging individuals to take more responsibility for their pension saving. That helped the performance of financial services companies, including fund holding Credito Italiano -- one of many European banks focusing on improving the profitability of its business.

     There was more evidence of bank restructuring in Scandinavia when Sweden's Nordbanken, a new holding, announced its intention to merge with Finland's Merita toward the end of the year. This was only one of many positive stories in Scandinavia this past year. Two of the fund's strongest performers were to be found in these two markets: mobile phone manufacturer Nokia in Finland and clothing retailer Henn es and Mauritz in Sweden. The latter successfully expanded its network of stores throughout Europe in spite of generally weak consumer spending.

================================================================================
Industry Diversification
                                  Percent of           Percent of
                                  Net Assets           Net Assets
                                     4/30/97              10/31/97
--------------------------------------------------------------------------------
    Services                         29.4%                 28.3%
    Consumer Goods                   19.6                  22.0
    Finance                          15.0                  18.4
    Energy                           12.9                  13.9
    Capital Equipment                 5.9                   7.2
    Materials                         7.3                   3.4
    Multi-industry                    2.3                   2.6
    Reserves                          7.6                   4.2
    Total                           100.0%                100.0%
================================================================================

     The fund was also helped by its modest exposure to the emerging markets of Eastern Europe and Russia, some of which produced spectacular gains over the last 12 months. These markets can be volatile, and some gains have already been given back. But we believe the long-term prospects for Russia in particular remain good, as long as its economic reform process stays on course. Companies such as Russia's Lukoil (an oil company) offer good value when compared with international peers.

Outlook

     Although the returns over the last year were attractive, markets came off their highs after the severe corrections in Southeast Asia. However, the fundamentals of Europe's economy and markets will be solid as long as the integration of the European economies into monetary union remains on course and the push toward higher profitability continues to gain momentum. These important changes may provide an ideal backdrop for success in European stock market investments.

Respectfully submitted,

/s/

Martin G. Wade
President

November 20, 1997

================================================================================
T. Rowe Price European Stock Fund

Portfolio Highlights

                          TWENTY-FIVE LARGEST HOLDINGS
                          ----------------------------

                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/97
                                                                        --------
    Royal Dutch Petroleum, Netherlands                                     3.4%
    Novartis, Switzerland                                                  3.0
    Wolters Kluwer, Netherlands                                            2.8
    SmithKline Beecham, United Kingdom                                     2.4
    National Westminster Bank, United Kingdom                              2.3
    Elsevier, Netherlands                                                  2.1
    Roche Holdings, Switzerland                                            1.9
    Eaux Cie Generale, France                                              1.8
    Reed International, United Kingdom                                     1.7
    Shell Transport & Trading, United Kingdom                              1.7
    ING Groep, Netherlands                                                 1.6
    ABB, Sweden/Switzerland                                                1.5
    Glaxo Wellcome, United Kingdom                                         1.5
    Total, France                                                          1.4
    Nestle, Switzerland                                                    1.4
    Astra, Sweden                                                          1.3
    Telecom Italia, Italy                                                  1.3
    Tomkins, United Kingdom                                                1.2
    Unilever, Netherlands                                                  1.2
    Telecom Italia Mobile, Italy                                           1.2
    Pinault Printemps, France                                              1.1
    Grand Metropolitan, United Kingdom                                     1.0
    Orkla, Norway                                                          1.0
    ABN Amro Holdings, Netherlands                                         1.0
    ENI, Italy                                                             1.0
    ----------                                                             ---
    Total                                                                 41.8%

T. Rowe Price European Stock Fund
================================================================================
Performance Comparison
================================================================================

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[European Stock Fund SEC chart shown here]

================================================================================
    Average Annual Compound Total Return
================================================================================

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since   Inception
Periods Ended 10/31/97        1 Year    3 Years   5 Years  Inception       Date
--------------------------------------------------------------------------------
European Stock Fund           20.30%     18.78%    18.42%    11.11%     2/28/90

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price European Stock Fund
================================================================================
                                  For a share outstanding throughout each period
Financial Highlights

                                               Year                                                       10 Months++         Year
                                              Ended                                                           Ended          Ended
                                           10/31/97         10/31/96         10/31/95       10/31/94       10/31/93       12/31/92
                                           --------         --------         --------       --------       --------       --------
NET ASSET VALUE
Beginning of period  .........             $ 16.93         $  14.35          $  12.72       $ 11.37         $ 9.36       $  10.09
Investment activities
Net investment income .........               0.25             0.25              0.20          0.14           0.12           0.14
Net realized and
unrealized gain (loss) ........               3.12             2.79              1.60          1.26            1.89         (0.70)
Total from
investment activities .........               3.37             3.04              1.80          1.40            2.01         (0.56)
Distributions
Net investment income .........              (0.26)           (0.21)            (0.12)        (0.04)           --           (0.17)
Net realized gain .............              (0.20)           (0.25)            (0.05)        (0.01)           --             --
Total distributions ...........              (0.46)           (0.46)            (0.17)        (0.05)           --           (0.17)
NET ASSET VALUE
End of period .................            $ 19.84         $  16.93         $   14.35       $ 12.72         $ 11.37       $  9.36
Ratios/Supplemental Data
Total return ..................              20.30%           21.76%            14.41%        12.35%          21.47%        (5.56)%
Ratio of expenses to
average net assets ............               1.06%            1.12%             1.20%         1.25%           1.35%+        1.48%
Ratio of net investment
income to average
net assets ....................               1.41%            1.81%             1.75%         1.19%           1.79%+        1.23%
Portfolio turnover rate .......               17.5%            14.1%             17.2%         24.5%           21.3%+        52.0%
Average commission
rate paid .....................            $ 0.0312           0.0248        $      --       $     --        $    --       $   --
Net assets, end of period
(in thousands) ................            $984,083       $  704,887        $  490,573      $ 337,498       $ 265,784     $ 173,798

+   Annualized.
++   The fund's fiscal year-end was changed to 10/31.

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price European Stock Fund
October 31, 1997

Statement of Net Assets
                                                    Shares/Par         Value
                                                    ----------         -----
In thousands

AUSTRIA   0.0%
Preferred Stocks   0.0%

Creditanstalt Bankverein ........................     2,050         $   116
Total Austria (Cost $215)                                               116

BELGIUM  1.9%
Common Stocks  1.9%

Dexia ...........................................    14,314           1,564
Generale de Banque ..............................    11,973           4,897
Generale de Banque, VVPR Strip * ................       723               0
Kredietbank .....................................    21,770           9,135
UCB .............................................       979           3,383
                                                                     18,979
Convertible Bonds 0.0%

Kredietbank, 5.75%, 11/30/03 .................BEL 4,522,500             245
                                                                        245
Total Belgium (Cost $11,540)                                         19,224
CZECH REPUBLIC  0.1%
Common Stocks  0.1%

Cokoladovny .....................................       760             110
SPT Telecom .....................................     5,520             636
Total Czech Republic (Cost $702)                                        746

DENMARK  0.7%
Common Stocks  0.7%

Den Danske Bank .................................    25,690           2,901
Tele Danmark (Class B) ..........................    15,830             930
Unidanmark (Class A) ............................    28,760           1,944
William Demant Holding ..........................    17,652             824
Total Denmark (Cost $4,479) 6,599

FINLAND  0.8%
Common Stocks   0.8%

Cultor ..........................................    22,241           1,183
Konecranes International ........................    42,690           1,609
Nokia (Class A) .................................    58,780         $ 5,181

Total Finland (Cost $4,656) 7,973

FRANCE   13.4%
Common Stocks  13.4%

Accor ...........................................    10,430           1,942
Alcatel Alsthom .................................    59,808           7,216
Altran Technologies .............................     4,158           1,110
Assurances Generales de France ..................    22,210           1,169
AXA .............................................    56,838           3,892
Bic .............................................    14,884           1,018
Canal Plus ......................................    12,700           2,208
Carbone Lorraine ................................     7,000           1,857
Carrefour .......................................     9,380           4,895
CET .............................................     8,700             358
Cie de St. Gobain ...............................    48,799           7,005
Cipe France .....................................    30,000             752
Credit Commercial de France .....................    37,504           2,125
Danone ..........................................    11,780           1,801
Dexia France, Bearer ............................    10,799           1,084
Dexia France, Registered 1998++ .................    12,910           1,296
Dexia France, Registered 1999++ .................    10,510           1,055
Eaux Cie Generale ...............................   151,534          17,627
Elf Aquitaine ...................................    63,460           7,855
Guilbert ........................................    26,371           3,443
Havas ...........................................    15,760           1,038
L'Oreal .........................................     6,312           2,237
LVMH ............................................    27,423           4,659
Pathe ...........................................    12,733           2,285
Pinault Printemps ...............................    22,640          10,354
Primagaz ........................................     1,485             111
Rexel ...........................................     2,000             530
Sanofi ..........................................    70,304           6,679
Schneider .......................................   122,441           6,538
Societe Generale ................................    25,792           3,532
Sodexho .........................................     9,592           4,784
Spir Communication ..............................     3,437             220
Television Francaise ............................    58,979           5,491
Total (Class B) .................................   120,568 $        13,377
Total France (Cost $112,741)                                        131,543

GERMANY  8.1%
Common Stocks  7.5%

Allianz .........................................     27,500          6,198
Bayer ...........................................    152,292          5,372
Bayerische Hypotheken und Wechsel Bank ..........    113,694          4,716
Bayerische Vereinsbank ..........................     33,553          1,946
Commerzbank .....................................     57,460          1,950
Deutsche Bank ...................................    135,975          8,941
Deutsche Telekom ................................    183,723          3,443
Eurobike ........................................     59,060          1,319
Gehe ............................................    166,093          8,672
Hoechst .........................................     65,530          2,494
Mannesmann ......................................      6,024          2,544
Pfeiffer Vacuum Technology ADR (USD) * ..........     36,915          1,200
Rhoen Klinikum ..................................      7,776            744
SAP .............................................     20,870          5,987
Sartorius .......................................      1,495            364
Siemens .........................................     89,753          5,524
Sixt ............................................     32,500          2,828
Veba ............................................    136,203          7,593
Volkswagen ......................................      3,911          2,306
                                                                     74,141

Preferred Stocks 0.6%

Fresenius .......................................      9,590          1,619
SAP .............................................     12,390          3,691
                                                                      5,310

Total Germany (Cost $63,205)                                         79,451

GREECE  0.2%
Common Stocks 0.2%

Alpha Credit Bank ...............................      3,390            224
Ergo Bank .......................................      3,010            179
Hellenic Bottling ...............................      2,270             94
Hellenic Telecommunication ......................     36,550            763
Intracom ........................................      9,320            409
Total Greece (Cost $1,736)                                            1,669

HUNGARY  0.2%
Common Stocks 0.2%

EGIS ............................................      8,810        $   414
Fotex * .........................................     93,270            104
Graboplast Textile ..............................      6,090            329
Richter Gedeon GDS (USD) ........................     16,980          1,579
Total Hungary (Cost $1,385)                                           2,426

IRELAND  0.2%
Common Stocks  0.2%

Kingspan Group ..................................    140,900          2,543
Total Ireland (Cost $294)                                             2,543

ISRAEL   0.4%
Common Stocks  0.4%

Agis ............................................     81,170            672
Bank Hapoalim ...................................    126,300            298
Blue Square * ...................................     39,270            360
Eci Telecom (USD) ...............................     10,860            300
Elite Industries ................................     13,480            360
Koor Industries .................................      2,280            235
Super Sol .......................................    364,460          1,047

Teva Pharmaceutical ADR (USD) ...................     13,900            650
Total Israel (Cost $3,889)                                            3,922

ITALY  5.3%
Common Stocks 5.3%

Assicurazioni Generali ..........................     87,000          1,945
Banca Commerciale Italiana ......................    371,000          1,013
Credito Italiano ................................  2,213,231          5,902
ENI .............................................  1,722,376          9,735
Gewiss ..........................................     79,900          1,557
Gucci Group (USD) ...............................     70,044          2,548
IMI .............................................    318,253          2,881
Italgas .........................................    608,943          2,194
Safilo ..........................................     13,589            345
Telecom Italia ..................................  1,964,080         12,309
Telecom Italia Mobile ...........................  2,794,435        $10,316
Telecom Italia Mobile, Savings Shares ...........    620,611          1,268
Total Italy (Cost $39,401)                                           52,013

NETHERLANDS  16.5%
Common Stocks  16.5%

Aalberts Industries .............................     43,150          1,131
ABN Amro Holdings ...............................    491,232          9,893
Ahold ...........................................     90,393          2,314
Ahrend ..........................................     50,380          1,679
Akzo Nobel ......................................     16,242          2,862
Atag ............................................     20,706          1,312
Baan Company ....................................     57,893          4,100
Baan Company (USD) ..............................     32,510          2,280
Content Beheer ..................................     13,400            421
CSM .............................................    138,533          6,322
Elsevier ........................................  1,304,766         20,497
Fortis Amev .....................................    147,885          5,812
Getronics .......................................     31,496          1,040
GTI .............................................     42,510          1,160
ING Groep .......................................    363,045         15,240
Koninklijke PTT Nederland .......................     64,097          2,450
Otra ............................................     73,500          1,173
Polygram ........................................    152,226          8,656
Randstad Holdings ...............................     19,920            795
Royal Dutch Petroleum ...........................    627,556         33,196
Unilever ........................................    225,560         11,990
Wolters Kluwer ..................................    224,987         27,626

                                                                    161,949
Preferred Stocks  0.0%

ING Groep .......................................     33,857            170
                                                                        170
Total Netherlands (Cost $101,831)                                   162,119

NORWAY 2.5%
Common Stocks  2.5%

Bergesen (Class A) ..............................     47,900          1,400
Merkantildata ...................................     64,000          2,156
Norsk Hydro .....................................    161,545          8,914
Orkla (Class A) .................................  109,904 $         10,128
Tomra Systems ...................................     99,000          2,554
Total Norway (Cost $13,041)                                          25,152

PORTUGAL  0.3%
Common Stocks  0.3%

Jeronimo Martins ................................     47,904          3,133
Total Portugal (Cost $881)                                            3,133

RUSSIA 0.7%
Common Stocks  0.7%

AO Mosenergo ADR (USD) * ........................     24,219          1,017
AO Tatneft ADR (USD) ............................      5,836            876
Irkutskenergo ADR (USD) .........................     31,018            434
Lukoil (USD) ....................................     16,966            369
Lukoil ADR (USD) ................................     19,441          1,654
Rao Gazprom ADS (USD) ...........................     11,235            251
Surgutneftegaz ADR (USD) ........................     61,440            568
Unified Energy Systems GDR (USD) * ..............     47,425          1,553
Total Russia (Cost $6,099)                                            6,722

SPAIN  4.2%
Common Stocks   4.2%

Argentaria Banca de Espana ......................     54,801          3,044
Azkoyen .........................................     13,750          1,513
Banco Bilbao Vizcaya ............................     86,310          2,308
Banco Popular Espanol ...........................     78,076          4,610
Banco Santander .................................    230,621          6,460
Centros Comerciales Pryca .......................     77,268          1,227
Empresa Nacional de Electricidad ................    223,376          4,208
Gas Natural .....................................     49,901          2,312
Iberdrola .......................................    388,345          4,645
Prosegur Seguridad ..............................    162,500          1,821
Repsol ..........................................     80,729          3,385
Telefonica de Espana ............................    200,128          5,462
Total Spain (Cost $30,893)                                           40,995

SWEDEN  5.4%
Common Stocks  5.4%

ABB (Class A) ...................................    276,500       $  3,230
ADB Gruppen Mandator * ..........................     35,470            630
Assa-Abloy (Class B) ............................     32,172            735
Astra (Class B) .................................    813,653         12,601
Atlas Copco (Class B) ...........................    217,940          6,474
Atle ............................................    134,640          2,031
Electrolux (Class B) ............................     76,360          6,321
Esselte (Class B) ...............................     61,920          1,348
Granges * .......................................     38,180            624
Hennes and Mauritz ..............................    199,900          8,180
Nordbanken ......................................    122,470          3,843
Ortivus (Class B) ...............................     21,160            735
Sandvik (Class B) ...............................    155,020          4,719
Scribona (Class B) ..............................     59,530            787
Securitas (Class B) .............................     33,041            882
Total Sweden (Cost $34,105) 53,140

SWITZERLAND  9.4%
Common Stocks  9.4%

ABB ............................................       8,645          11,267
Adecco .........................................      12,824           4,076
Bucher Holding .................................         600             566
Credit Suisse Group ............................      26,655           3,755
Disetronic Holdings ............................         480             955
Gurit Heberlien ................................         365           1,154
Liechtenstein Global Trust .....................       1,235             617
Merkur Holdings ................................       5,350           1,146
Nestle .........................................       9,425          13,280
Novartis .......................................      18,508          28,986
Roche Holdings * ...............................       2,088          18,349
Schweizerischer Bankverein .....................      22,000           5,915
SMH Neuenburg ..................................       1,623             905
Swisslog Holding * .............................      19,955           1,553
Total Switzerland (Cost $61,448)                                      92,524

UNITED KINGDOM  25.5%
Common Stocks 25.5%

Abbey National .................................     486,080        $  7,731
Argos ..........................................     426,266           4,541
Asda Group .....................................   1,848,430           4,807
Ashtead Group ..................................     357,497           2,087
BG .............................................     544,250           2,356
Bodycote International .........................     103,800           1,799
British Petroleum ..............................     283,000           4,159
Britton Group ..................................     315,703             561
Cable & Wireless ...............................     804,110           6,422
Cadbury Schweppes ..............................     742,753           7,477
Caradon ........................................   1,024,029           3,264
Carpetright ....................................     186,000           1,670
Centrica * .....................................     463,250             649
Chamberlain Phipps * ...........................      99,000               0
Compass Group ..................................     231,000           2,434
Cordiant .......................................     195,000             402

Corporate Services Group .......................     645,471           2,415
CRT Group ......................................     244,171           1,319
David S. Smith .................................     588,020           2,249
Devro International ............................     251,250           1,555

Druck Holdings .................................      15,000              72
Electrocomponents ..............................     223,000           1,740
Freepages Group * ..............................   1,590,600             947
GKN ............................................     100,000           2,240
Glaxo Wellcome .................................     674,540          14,373
Grand Metropolitan .............................   1,132,420          10,212
Greggs .........................................      77,000           2,681
Guinness .......................................     893,040           7,986
Harvey Nichols Group ...........................     309,500           1,272
Hozelock Group .................................      99,461             551
JBA Holdings ...................................     121,340           1,928
John Laing (Class A) ...........................     377,690           2,316
Kingfisher .....................................     565,731           8,144
Ladbroke Group .................................     751,250           3,365
Mayflower ......................................     595,000           1,987
N Brown Group ..................................      81,420         $   526

National Westminster Bank ......................   1,589,410          22,933
Northern Leisure ...............................     261,566           1,391

Pentos * .......................................     358,333               0
Pizza Express ..................................      75,000             941
Powerscreen International ......................     147,000           1,717
Rank Group .....................................   1,106,625           6,183
Reed International .............................   1,700,880          16,822
Regal Hotel Group ..............................     913,666             629

Rio Tinto ......................................     296,060           3,820
Rolls Royce ....................................     587,201           2,108
Safeway ........................................     697,000           4,540
Sage Group .....................................     138,000           1,667
Select Appointment .............................     263,000           2,414
Serco Group ....................................     117,500           1,631
Shell Transport & Trading ......................   2,319,000          16,419
SmithKline Beecham .............................   2,456,200          23,283

T & N ..........................................     566,000           2,389
Tesco ..........................................     543,500           4,352
Tomkins ........................................   2,351,770          12,074
United News & Media ............................     553,390           6,959
                                                                     250,509
Preferred Stocks  0.0%

Regal Hotel Group,Cv.Loan Stock,8.00%, 6/30/01..     166,676             299
                                                                         299
Total United Kingdom (Cost $167,267)                                 250,808

SHORT-TERM INVESTMENTS  3.8%
Money Market Funds 3.8%

Reserve Investment Fund, 5.65% ................. $37,504,085          37,504
Total Short-Term Investments (Cost $37,504)                           37,504

Total Investments in Securities
99.6% of Net Assets (Cost $697,312)                                $ 980,322
Other Assets Less Liabilities                                          3,761

NET ASSETS                                                         $ 984,083

Net Assets Consist of:
Accumulated net investment income - net of distributions           $  12,280
Accumulated net realized gain/loss - net of distributions             45,413
Net unrealized gain (loss)                                           283,047
Paid-in-capital applicable to 49,596,768 shares
of $0.01 par value capital stock outstanding;
2,000,000,000 shares of the corporation authorized                   643,343

NET ASSETS  $   984,083

NET ASSET VALUE PER SHARE   $   19.84

     *    Non-income producing
     ++ Securities contain some restrictions as to public resale -- total of such securities at year-end amounts to 0.2% of net assets. ADR American depository receipt ADS American depository share BEL Belgian franc GDR Global depository receipt GDS Global depository share USD U.S. dollar VVPR Entitles holders to a reduced rate of foreign withholding tax.

  The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price European Stock Fund

Statement of Operations
In thousands
                                                                     Year
                                                                     Ended
                                                                    10/31/97
Investment Income
Income
Dividend (net of foreign taxes of $ 3,012)                         $ 18,940
Interest                                                              2,952
Total income                                                         21,892

Expenses
Investment management                                                 7,315
Shareholder servicing                                                 1,478
Custody and accounting                                                  382
Prospectus and shareholder reports                                      126
Registration                                                             90
Legal and audit                                                          14
Directors                                                                 8
Miscellaneous                                                             9
Total expenses                                                        9,422
Net investment income                                                12,470

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities                                                           48,658
Foreign currency transactions                                        (1,055)
Net realized gain (loss)                                             47,603

Change in net unrealized gain or loss
Securities                                                           96,081
Other assets and liabilities
denominated in foreign currencies                                        12
Change in net unrealized gain or loss                                96,093
Net realized and unrealized gain (loss)                             143,696

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $ 156,166


The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price European Stock Fund

Statement of Changes in Net Assets
In thousands
                                                          Year          Year
                                                         Ended         Ended
                                                      10/31/97      10/31/96
                                                      --------      --------
Increase (Decrease) in Net Assets
Operations

Net investment income                               $   12,470      $ 10,895
Net realized gain (loss)                                47,603         7,431
Change in net unrealized gain or loss                   96,093        99,374
Increase (decrease) in net assets from operations      156,166       117,700

Distributions to shareholders
Net investment income                                  (10,997)       (7,528)
Net realized gain                                       (8,458)       (8,941)
Decrease in net assets from distributions              (19,455)      (16,469)
Capital share transactions *
  Shares sold                                          538,663       254,494
  Distributions reinvested                              18,533        15,698
  Shares redeemed                                     (414,711)     (157,109)
Increase (decrease) in net assets from capital
  share transactions                                   142,485       113,083
Net Assets
  Increase (decrease) during period                    279,196       214,314
  Beginning of period                                  704,887       490,573
  End of period                                     $  984,083     $ 704,887

*Share information
  Shares sold                                           28,889        16,561
  Distributions reinvested                               1,070         1,094
  Shares redeemed                                      (21,997)      (10,195)
Increase (decrease) in shares outstanding                7,962         7,460

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price European Stock Fund                              October 31, 1997

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The European Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on February 28, 1990.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At October 31, 1997, the value of securities on loan was $71,058,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $275,821,000 and $145,961,000, respectively, for the year ended October 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     For federal income tax purposes, fund distributions included $7,478,000 ($0.18 per share) of long-term capital gains, which were paid to shareholders of record on December 26, 1996.The fund intends to elect to pass through foreign source income of $13,107,000 and foreign taxes paid of $2,765,000 for its tax year ended October 31, 1997; the per share effect of these pass-throughs is $0.26 and $0.06, respectively, based on fund shares outstanding on October 31, 1997. These amounts may differ from amounts reported in the accompanying financial statement and federal income tax reporting requirements.

     At October 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $697,312,000, and net unrealized gain aggregated $283,010,000, of which $296,636,000 related to appreciated investments and $13,626,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $722,000 was payable at October 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At October 31, 1997, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,213,000 for the year ended October 31, 1997, of which $115,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 1.3% of the outstanding shares of the European Stock Fund at October 31, 1997. For the year then ended, the fund was allocated $55,000 of Spectrum expenses, $4,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1997, totaled $394,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $24,493,000 with certain affiliates of the manager and paid commissions of $52,000 related thereto.

================================================================================

T. Rowe Price European Stock Fund

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE EUROPEAN STOCK FUND

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price European Stock Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with custodians and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
November 19, 1997

================================================================================

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION  MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price European Stock Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.       F79-050  10/31/97